Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-3

BEL FUSE INC /NJ

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price		Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Class A common stock, par value $0.10 per share	(1)	457(r)		$			$0.0001381	$0.00
Fees to be Paid	Equity	Class B common stock, par value $0.10 per share	(2)	457(r)					0.0001381	0.00
Fees to be Paid	Equity	Preferred Stock	(3)	457(r)					0.0001381	0.00
Fees to be Paid	Other	Warrants	(4)	457(r)					0.0001381	0.00
Fees to be Paid	Debt	Debt Securities	(5)	457(r)					0.0001381	0.00
Fees to be Paid	Other	Depository Shares	(6)	457(r)					0.0001381	0.00
Fees to be Paid	Other	Units	(7)	457(r)					0.0001381	0.00
Fees Previously Paid	Equity	Class A common stock, par value $0.10 per share	(8)	Other						0.00
Fees Previously Paid	Equity	Class B common stock, par value $0.10 per share	(9)	Other						0.00
Fees Previously Paid	Equity	Preferred Stock	(10)	Other						0.00
Fees Previously Paid	Other	Warrants	(11)	Other						0.00
Fees Previously Paid	Debt	Debt Securities	(12)	Other						0.00
Fees Previously Paid	Other	Depository Shares	(13)	Other						0.00
Fees Previously Paid	Other	Units	(14)	Other		$	$			$0.00

Total Offering Amounts:								$0.00		0.00
Total Fees Previously Paid:										0.00
Total Fee Offsets:										0.00
Net Fee Due:										$0.00

__________________________________________
Offering Note(s)

(1)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(2)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(3)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(4)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(5)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(6)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(7)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(8)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(9)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(10)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(11)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(12)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(13)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.
(14)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) under the Securities Act of 1933, as amended (the "Securities Act"), and is excluding this information in reliance on Rule 456(b) and 457(r) under the Securities Act.. Any subsequent registration fees will be paid on a pay-as-you-go basis. The securities registered hereunder may be sold separately or in a combination with other securities registered hereby.